4Q 2024 Earnings Call 21 November 2024 Exhibit 99.2 (Furnished herewith)

2 John Deere | 4Q 2024 Earnings Call | November 21, 2024 Forward-Looking Statements This earnings call and accompanying materials may include forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words such as “forecast,” “guidance,” “project,” “target,” “outlook,” “prospects,” “expect,” “estimate,” “will,” “goal,” “plan,” “anticipate,” “intend,” “predict,” “believe,” “likely,” “future,” “could,” “may,” or other similar words or phrases, including the negative variations of such words or phrases. Examples of forward-looking statements include, among others, comments and information concerning the Company’s plans and projections for the future, including estimates and assumptions with respect to economic, political, technological, weather, market acceptance, acquisitions and divestitures of businesses, anticipated transaction costs, the integration of new businesses, anticipated benefits of acquisitions, and other factors that impact the Company’s businesses and customers. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on management’s current beliefs, expectations and assumptions regarding the future of the Company’s business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, changes in circumstances, and other factors that are difficult to predict and many of which are outside of the Company’s control causing actual results to differ materially from those projected in these forward-looking statements. Among these factors are risks related to the agricultural business cycle which can be unpredictable and affected by agriculture fundamentals such as prices for commodities, the political and economic geographies in which we operate, international conflicts, adverse macroeconomic conditions impacting consumer practices, including demand for John Deere products, higher interest rates, higher provision for credit losses and write-offs, government policies relating to trade (e.g., tariffs), competitive markets, production schedules, the ability to execute business strategies, the impact of workforce reductions on employee retention, morale, and institutional knowledge, events that damage the company’s reputation or brand, dealer practices and their ability to manage inventory (including used inventory and rental fleets) and distribute John Deere products, and changes in U.S. and international laws and regulations, and changes in climate patterns. For a discussion of some of these risks and uncertainties see “Item 1A Risk Factors” in our most recent Annual Report on Form 10-K, as updated by our subsequent filings with the U.S. Securities and Exchange Commission. Investors should refer to and consider the information on risks and uncertainties in addition to the information presented here. All forward-looking statements made in this earnings call and accompanying materials are based only on information currently available and speaks only as of the date on which it is made. You should not place undue reliance on forward-looking statements. The Company, except as required by law, undertakes no obligation to update or revise any forward-looking statements whether as a result of new developments or otherwise. This earnings call and accompanying materials may contain non-GAAP financial measures. Non-GAAP measures should be viewed as a supplement to, and not in isolation from, or as a substitute for the Company’s GAAP measures of performance and the financial results calculated in accordance with GAAP and reconciliations from these results should be carefully evaluated. 22

3 John Deere | 4Q 2024 Earnings Call | November 21, 2024 FY 2024 Results ($ millions except where noted) $61,251 $51,716 FY 2023 FY 2024 $55,565 $44,759 FY 2023 FY 2024 $10,166 $7,100 FY 2023 FY 2024 $34.63 $25.62 FY 2023 FY 2024 19% Net Sales and Revenues Net Sales (Equipment Operations) Net Income (attributable to Deere & Company) Diluted EPS ($ per share) 16% 30% 26% 23

4 John Deere | 4Q 2024 Earnings Call | November 21, 2024 4Q 2024 Results ($ millions except where noted) $15,412 $11,143 4Q 2023 4Q 2024 $13,801 $9,275 4Q 2023 4Q 2024 $2,369 $1,245 4Q 2023 4Q 2024 $8.26 $4.55 4Q 2023 4Q 2024 33% Net Sales and Revenues Net Sales (Equipment Operations) Net Income (attributable to Deere & Company) Diluted EPS ($ per share) 28% 47% 45% 24

5 John Deere | 4Q 2024 Earnings Call | November 21, 2024 Production and Precision Ag 4Q 2024 Results $ in millions $6,965 $4,305 4Q 2023 4Q 2024 Net Sales 38% Operating Profit Comparison $657 ($1,204) ($60) ($70) $1,836 $2 $105 $7 $2 $39 4Q 2023 Volume/ Mix Price Currency Warranty Production Costs SA&G/ R&D Special Items Other 4Q 2024 25

6 John Deere | 4Q 2024 Earnings Call | November 21, 2024 Small Ag and Turf 4Q 2024 Results $ in millions $3,094 $2,306 4Q 2023 4Q 2024 Net Sales 25% Operating Profit Comparison $234 ($344) ($42) $444 $79 $10 $42 $17 $22 $6 4Q 2023 Volume/ Mix Price Currency Warranty Production Costs SA&G/ R&D Special Items Other 4Q 2024 26

7 John Deere | 4Q 2024 Earnings Call | November 21, 2024 Ag and Turf Industry Outlook (in units) – FY 2025 Source: Deere & Company forecast as of 21 November 2024 U.S. and CANADA LARGE AG ~30% EUROPE AG 5-10% SOUTH AMERICA AG (tractors and combines) Flat U.S. and CANADA SMALL AG and TURF ~10% ASIA AG Down slightly 27

8 John Deere | 4Q 2024 Earnings Call | November 21, 2024 Production and Precision Ag Business Segment Outlook $ in millions Source: Deere & Company forecast as of 21 November 2024 21.7% FY 2024 FY 2025 Fcst $20,834 FY 2024 FY 2025 Fcst Net Sales Operating Margin ~15% 17-18% 28

9 John Deere | 4Q 2024 Earnings Call | November 21, 2024 $10,969 FY 2024 FY 2025 Fcst Small Ag and Turf Business Segment Outlook $ in millions Source: Deere & Company forecast as of 21 November 2024 14.8% FY 2024 FY 2025 Fcst Net Sales Operating Margin ~10% 13-14% 29

10 John Deere | 4Q 2024 Earnings Call | November 21, 2024 Construction and Forestry 4Q 2024 Results $ in millions $3,742 $2,664 4Q 2023 4Q 2024 Net Sales 29% Operating Profit Comparison $328 ($312) ($10) ($11) $516 $6 $12 $67 $4 $56 4Q 2023 Volume/ Mix Price Currency Warranty Production Costs SA&G/ R&D Special Items Other 4Q 2024 30

11 John Deere | 4Q 2024 Earnings Call | November 21, 2024 Construction and Forestry Industry Outlook (in units) – FY 2025 Source: Deere & Company forecast as of 21 November 2024 GLOBAL ROADBUILDING Flat U.S. and CANADA CONSTRUCTION EQUIPMENT ~10% U.S. and CANADA COMPACT CONSTRUCTION EQUIPMENT ~5% GLOBAL FORESTRY Flat to down 5% 31

12 John Deere | 4Q 2024 Earnings Call | November 21, 2024 Construction and Forestry Business Segment Outlook $ in millions Source: Deere & Company forecast as of 21 November 2024 15.5% FY 2024 FY 2025 Fcst $12,956 FY 2024 FY 2025 Fcst Net Sales Operating Margin 10-15% 11.5-12.5% 32

13 John Deere | 4Q 2024 Earnings Call | November 21, 2024 Financial Services Net Income – Results and Outlook $ in millions Source: Deere & Company forecast as of 21 November 2024 $190 $173 4Q 2023 4Q 2024 Quarter Results Fiscal Year Outlook $696 $750 FY 2024 FY 2025 Fcst ~ 33

14 John Deere | 4Q 2024 Earnings Call | November 21, 2024 Deere & Company Outlook Effective Tax Rate* Net Income (attributable to Deere & Co.) $5.0-5.5B 23-25% FY 2025 FORECAST Net Operating Cash Flow* $4.5-5.5B *Equipment Operations Source: Deere & Company forecast as of 21 November 2024 Other Research and Development Expenses* Capital Expenditures* Down slightly ~$1.6B 34

15 John Deere | 4Q 2024 Earnings Call | November 21, 2024 Appendix 35

16 John Deere | 4Q 2024 Earnings Call | November 21, 2024 October 2024 Retail Sales (Rolling 3 Months) and Dealer Inventories Retail Sales U.S. and Canada Ag Industry* Deere** 2WD Tractors (< 40 PTO hp) 18% More than the industry 2WD Tractors (40 < 100 PTO hp) 14% In line with the industry 2WD Tractors (100+ PTO hp) 28% More than the industry 4WD Tractors 2% In line with the industry Combines 33% Less than the industry Deere Dealer Inventories*** U.S. and Canada Ag 2024 2023 2WD Tractors (100+ PTO hp) 24% 23% Combines 4% 4% * As reported by the Association of Equipment Manufacturers ** As reported to the Association of Equipment Manufacturers *** In units as a % of trailing 12 months retail sales, as reported to the Association of Equipment Manufacturers 36

17 John Deere | 4Q 2024 Earnings Call | November 21, 2024 Retail Sales U.S. and Canada Deere* Selected Turf and Utility Equipment Low double digits Construction and Forestry First-in-the-Dirt Settlements Single digit Single digit October 2024 Retail Sales (Rolling 3 Months) Retail Sales Europe Ag Deere* Tractors Double digits Combines Double digits * Based on internal sales reports 37

18 John Deere | 4Q 2024 Earnings Call | November 21, 2024 Deere Use-of-Cash Priorities SHARE REPURCHASE Manage the balance sheet, including liquidity, to support a rating that provides access to low-cost and readily available short- and long-term funding mechanisms (reflects the strategic nature of our financial services operation) Fund value-creating investments in our businesses Consistently and moderately raise dividend targeting a 25-35% payout ratio of mid-cycle earnings Consider share repurchase as a means to deploy excess cash to shareholders, once above requirements are met COMMITTED TO “A” RATING FUND OPERATING & GROWTH NEEDS COMMON STOCK DIVIDEND CASH FROM OPERATIONS 38

19 John Deere | 4Q 2024 Earnings Call | November 21, 2024 Deere & Company’s 1Q 2025 earnings call is scheduled for 9:00 a.m. Central Time on Thursday, 13 February 2025. 39